Property and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Furniture and fixtures		$ 300	$ 292
Office equipment		377	415
Software		423	489
Leasehold improvements		45	12
Manufacturing equipment		52	40
Total property and equipment		1,197	1,248
Less accumulated depreciation and amortization		(1,000)	(1,028)
Property and equipment - net	$ 132	$ 197	$ 220